UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2017

SUNCOKE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001- 35782	35-2451470
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois		60532
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 26, 2017, SunCoke Energy Partners, L.P. (the “Partnership”) issued a press release announcing financial results for the fourth quarter of 2016. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As noted above, on January 26, 2017, the Partnership issued a press release announcing its financial results for the fourth quarter of 2016. Additional information concerning the Partnership’s financial results for the fourth quarter of 2016 will be presented in a slide presentation to investors during a previously announced teleconference on January 26, 2017. A copy of the slide presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Items 2.02, 7.01 and 9.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On January 23, 2017, the Partnership issued a press release announcing the declaration of its quarterly cash distribution. A copy of this press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	SunCoke Energy Partners, L.P. Press Release announcing earnings (January 26, 2017).

99.2	SunCoke Energy Partners, L.P. Slide Presentation regarding earnings (January 26, 2017).

99.3	SunCoke Energy Partners, L.P. Press Release, announcing quarterly cash distribution (January 23, 2017).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P.

By:	SunCoke Energy Partners GP LLC, its General Partner

	By:	/s/ Fay West
Fay West
Senior Vice President and Chief Financial Officer

Date: January 26, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	SunCoke Energy Partners, L.P. Press Release announcing earnings (January 26, 2017).

99.2	SunCoke Energy Partners, L.P. Slide Presentation regarding earnings (January 26, 2017).

99.3	SunCoke Energy Partners, L.P. Press Release, announcing quarterly cash distribution (January 23, 2017).